                                                                      Exhibit 24


                                POWER OF ATTORNEY




         KNOW BY ALL MEN BY THESE PRESENTS, that the undersigned director of Demegen, Inc., a Colorado Corporation, does make, constitute and appoint RICHARD
D. EKSTROM, with full power and authority his true and lawful attorney-in-fact and agent, for him and his name, place and stead in any and all capacities, to sign the Registration Statement on Form SB-2 Amendment #1 for the registration of 16,251,272 shares of Common Stock, par value $0.001 per share, and to file such Registration Statement, so signed, with all exhibits thereto, with the Securities and Exchange Commission, hereby further granting unto said attorney-in-fact full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do in person; the undersigned hereby ratifies and confirms all that said attorney and agent, shall do or cause to be done by virtue hereof.


         IN WITNESS WHEREOF, THE UNDERSIGNED HAS HEREUNTO SET HIS HAND AND SEAL THIS 8th day of March 2001.








   /s/ James Colker   (SEAL)
----------------------
James Colker, Director

                                                                      Exhibit 24


                                POWER OF ATTORNEY



KNOW BY ALL MEN BY THESE PRESENTS, that the undersigned director of Demegen, Inc., a Colorado Corporation, does make, constitute and appoint RICHARD D. EKSTROM, with full power and authority his true and lawful attorney-in-fact and agent, for him and his name, place and stead in any and all capacities, to sign the Registration Statement on Form SB-2 Amendment #1 for the registration of 16,251,272 shares of Common Stock, par value $0.001 per share, and to file such Registration Statement, so signed, with all exhibits thereto, with the Securities and Exchange Commission, hereby further granting unto said attorney-in-fact full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do in person; the undersigned hereby ratifies and confirms all that said attorney and agent, shall do or cause to be done by virtue hereof.


         IN WITNESS WHEREOF, THE UNDERSIGNED HAS HEREUNTO SET HIS HAND AND SEAL THIS 8th day of March 2001.







    /s/ Robert E. Hannan  (SEAL)
--------------------------
Robert E. Hannan, Director

                                                                      Exhibit 24


                                POWER OF ATTORNEY




KNOW BY ALL MEN BY THESE PRESENTS, that the undersigned director of Demegen, Inc., a Colorado Corporation, does make, constitute and appoint RICHARD D. EKSTROM, with full power and authority his true and lawful attorney-in-fact and agent, for him and his name, place and stead in any and all capacities, to sign the Registration Statement on Form SB-2 Amendment #1 for the registration of 16,251,272 shares of Common Stock, par value $0.001 per share, and to file such Registration Statement, so signed, with all exhibits thereto, with the Securities and Exchange Commission, hereby further granting unto said attorney-in-fact full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do in person; the undersigned hereby ratifies and confirms all that said attorney and agent, shall do or cause to be done by virtue hereof.


         IN WITNESS WHEREOF, THE UNDERSIGNED HAS HEREUNTO SET HIS HAND AND SEAL THIS 8th day of March 2001.








        /s/ Jerry B. Hook          (SEAL)
----------------------------------
Jerry B. Hook, Ph.D., Director

                                                                      Exhibit 24


                                POWER OF ATTORNEY




KNOW BY ALL MEN BY THESE PRESENTS, that the undersigned director of Demegen, Inc., a Colorado Corporation, does make, constitute and appoint RICHARD D. EKSTROM, with full power and authority his true and lawful attorney-in-fact and agent, for him and his name, place and stead in any and all capacities, to sign the Registration Statement on Form SB-2 Amendment #1 for the registration of 16,251,272 shares of Common Stock, par value $0.001 per share, and to file such Registration Statement, so signed, with all exhibits thereto, with the Securities and Exchange Commission, hereby further granting unto said attorney-in-fact full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do in person; the undersigned hereby ratifies and confirms all that said attorney and agent, shall do or cause to be done by virtue hereof.


         IN WITNESS WHEREOF, THE UNDERSIGNED HAS HEREUNTO SET HIS HAND AND SEAL THIS 8th day of March 2001.






    /s/ Jesse M. Jaynes     (SEAL)
--------------------------------
Jesse M. Jaynes, Ph.D., Director

                                                                      Exhibit 24


                                POWER OF ATTORNEY




KNOW BY ALL MEN BY THESE PRESENTS, that the undersigned director of Demegen, Inc., a Colorado Corporation, does make, constitute and appoint RICHARD D. EKSTROM, with full power and authority his true and lawful attorney-in-fact and agent, for him and his name, place and stead in any and all capacities, to sign the Registration Statement on Form SB-2 Amendment #1 for the registration of 16,251,272 shares of Common Stock, par value $0.001 per share, and to file such Registration Statement, so signed, with all exhibits thereto, with the Securities and Exchange Commission, hereby further granting unto said attorney-in-fact full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do in person; the undersigned hereby ratifies and confirms all that said attorney and agent, shall do or cause to be done by virtue hereof.


         IN WITNESS WHEREOF, THE UNDERSIGNED HAS HEREUNTO SET HIS HAND AND SEAL THIS 8th day of March 2001.







    /s/ John Bridwell  (SEAL)
-----------------------
John Bridwell, Director

                                                                      Exhibit 24


                                POWER OF ATTORNEY




KNOW BY ALL MEN BY THESE PRESENTS, that the undersigned director of Demegen, Inc., a Colorado Corporation, does make, constitute and appoint RICHARD D. EKSTROM, with full power and authority his true and lawful attorney-in-fact and agent, for him and his name, place and stead in any and all capacities, to sign the Registration Statement on Form SB-2 Amendment #1 for the registration of 16,251,272 shares of Common Stock, par value $0.001 per share, and to file such Registration Statement, so signed, with all exhibits thereto, with the Securities and Exchange Commission, hereby further granting unto said attorney-in-fact full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do in person; the undersigned hereby ratifies and confirms all that said attorney and agent, shall do or cause to be done by virtue hereof.


         IN WITNESS WHEREOF, THE UNDERSIGNED HAS HEREUNTO SET HIS HAND AND SEAL THIS 8th day of March 2001.








      /s/ Konrad M. Weis       (SEAL)
-------------------------------
Konrad M. Weis, Ph.D., Director